EMPLOYEE MATTERS AGREEMENT

                      TRANSFER, ASSUMPTION AND/OR DIVISION
              OF EMPLOYEE BENEFITS PLANS AND EMPLOYEE ARRANGEMENTS



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                                TABLE OF CONTENTS


                                                                                                      Page

1.       DEFINITIONS...................................................................................  1

2.       GENERAL PRINCIPLES............................................................................  7
         (a)      New U S WEST Liabilities.............................................................  7
         (b)      MediaOne Liabilities.................................................................  8
         (c)      Shared Liabilities...................................................................  8
         (d)      Class Action Liabilities.............................................................  9
         (e)      Appeal Rights........................................................................  9
         (f)      Funded Benefits......................................................................  9
         (g)      Control of litigation................................................................  9
         (h)      Election to Assume Liability......................................................... 10

3.       SPONSORSHIP AND ADMINISTRATION OF EMPLOYEE BENEFIT PLANS AND EMPLOYEE ARRANGEMENTS............ 11

4.       EMPLOYEE SAVINGS PLANS........................................................................ 12

5.       TRANSFER OF U S WEST PENSION PLAN ASSETS AND LIABILITIES...................................... 16

6.       OTHER TAX-QUALIFIED PLANS..................................................................... 24

7.       WELFARE PLANS................................................................................. 24
         (a)      Communications Plans................................................................. 24
         (b)      Media Plans.......................................................................... 24
         (c)      Joint Plans.......................................................................... 25
         (d)      Continuing Treatment................................................................. 27
         (e)      Continuance of Elections............................................................. 27
         (f)      Co-Payments and Maximum Benefits..................................................... 27
         (g)      Pre-existing conditions.............................................................. 28
         (h)      COBRA................................................................................ 28
         (i)      Long-Term Disability................................................................. 29

8.       VEBA's........................................................................................ 29

9.       INCENTIVE COMPENSATION........................................................................ 33
         (a)      Stock Options........................................................................ 33
         (b)      Restricted Stock..................................................................... 35
         (c)      LTIP................................................................................. 37
         (d)      ESTIP................................................................................ 37
         (e)      Phantom Stock........................................................................ 37

10.      OTHER BENEFITS................................................................................ 39
         (a)      Top-hat plans........................................................................ 39
         (b)      Employment contracts................................................................. 40
         (c)      Split-dollar contracts............................................................... 40
         (d)      Ex-Pat Employees..................................................................... 41
         (e)      Vail Trust........................................................................... 41
         (f)      Leaves of Absence.................................................................... 41
         (g)      Non-Employee Director Plans.......................................................... 42
         (h)      Non-Employee State Executive Board Plan.............................................. 42

11.      PORTABILITY................................................................................... 43

12.      FURTHER AGREEMENTS............................................................................ 43

13.      COOPERATION................................................................................... 44

14.      NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES................................... 45

15.      MISCELLANEOUS................................................................................. 46
         (a)      Payment of 1998 Administrative Costs and Expenses.................................... 46
         (b)      Audit Rights......................................................................... 47
                  (1)  Information Provided............................................................ 47
                  (2)  Vendor Contracts................................................................ 47
         (c)      Beneficiary Designations............................................................. 48
         (d)      Effect If Separation Does Not Occur.................................................. 48
         (e)      Provisions of Separation Agreement................................................... 48
         (f)      U S WEST Benefits Handbook........................................................... 48

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                           EMPLOYEE MATTERS AGREEMENT

                      TRANSFER, ASSUMPTION AND/OR DIVISION
              OF EMPLOYEE BENEFITS PLANS AND EMPLOYEE ARRANGEMENTS

1.          DEFINITIONS

  (a) All capitalized terms used in this EM Agreement shall have the meanings set forth below or , if not set forth below, the meaning given in the Separation Agreement.

     "AirTouchTransfers"  shall mean Terminated  Employees  whose  employment is transferred to AirTouch Communications, Inc. or any of its affiliates prior to the Separation Time as a result of the merger agreement among Existing U S WEST, certain subsidiaries thereof and AirTouch Communications, Inc. and who either: (i) are eligible for retiree medical coverage or retiree life insurance as of the date of transfer of employment; or (ii) have an account balance in the Media Savings Plan/ESOP immediately after the Separation Time. "Average Value" shall mean the average Market Value of the Communications Stock or Media Stock, as applicable, over the period of 20 Trading Days ending on the fifth Trading Day prior to the date of the Separation Time, rounded to the nearest one-hundred thousandth (or if there shall not be a nearest one-hundred thousandth, to the next highest one-hundred thousandth).

     "Cable Companies" shall mean MediaOne of Delaware,  Inc. (f/k/a Continental
          Cablevision, Inc.), MediaOne, Inc. and/or MediaOne of Michigan, Inc. (f/k/a Booth Communications), or their predecessors.

     "COBRA" shall mean the continuation coverage requirements for group health plans under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

     "Communications Employees" shall mean all persons who are Employees of the New U S WEST Group at the Separation Time, including without limitation (1) Employees who worked for Existing U S WEST prior to the Separation Time that are designated as Communications Employees by Existing U S WEST as of the Separation Time, (2) Employees who, prior to the Separation Time, worked for an entity that is a member of the MediaOne Group that are designated as Communications Employees as of the Separation Time, and (3) Employees who, prior to the Separation Time, worked for Dex that are designated as Communications Employees as of the Separation Time.

          "Communications   Employee   Arrangements"  shall  mean  all  Employee
               Arrangements sponsored by members of the New U S WEST Group after the Separation Time.

          "Communications  Employee  Benefit  Plans"  shall  mean  all  Employee
               Benefit Plans sponsored by members of the New U S WEST Group after the Separation Time.

          "DeferredBenefits"   shall  mean  the   entitlement  of  a  Terminated
               Employee, based solely on the records of the Existing U S WEST Group at the Separation Time, to future benefits under one or more of the Deferred Plans. Except as provided in the definition of Terminated Media Employee and Terminated Inc. Employee, a Terminated Employee who, according to such records, is not entitled to any benefits under the Deferred Plans or who has already received all of such benefits prior to the Separation Time does not have any Deferred Benefits.

          "DeferredPlans"  shall mean the U S WEST  Employee  Savings  Plan/ESOP
               (except accounts attributable to AirTouch Transfers); the U S WEST Pension Plan (including the disability pensions provided thereunder); retiree medical benefits under any medical plan maintained by the Existing U S WEST Group (but excluding COBRA); and long-term disability benefits under a long-term disability plan maintained by the Existing U S WEST Group.

             "EBC" shall mean the Employee Benefits Committee of Existing U S WEST as constituted prior to the Separation Time.

             "EM Agreement" shall mean this Employee Matters Agreement, which is Exhibit A to the Separation Agreement.

          "Employee" means a person who is an employee of the  Existing U S WEST
               Group at the Separation Time, including an employee who is not actively performing services because such employee is on an approved leave of absence, short-term disability, illness or other similar reasons. Employee shall include: (i) a person who is a former employee of the Existing U S WEST Group; and/or (ii) a person who has been transferred to Time Warner Communications pursuant to the agreement of Existing U S WEST and Time Warner Communications; and/or (iii) a person who is an employee of Time Warner Communications at the Separation Time, including an employee who is not actively performing services because such employee is on an approved leave of absence, short-term disability, illness or other similar reasons. In addition, an individual who is described in either of the preceding sentences (whether he works for the Existing U S WEST Group or Time Warner Communications) immediately prior to the Separation Time who does not report for work to the New U S WEST Group, MediaOne Group or Time Warner Communications (depending upon his applicable assignment) immediately after the Separation Time shall be considered an Employee (for purposes of this EM Agreement only) unless (1) prior to the Separation Time, he notifies the Existing U S WEST Group or Time Warner Communications, as applicable, that he is terminating, effective on or before the Separation Time or
               (2) prior to the Separation Time, the Existing U S WEST Group or Time Warner Communications, as applicable, notifies him that he is terminated, effective on or before the Separation Time. All Employees shall be either Communications Employees or Media Employees. A former employee who is on lay-off is a Terminated Employee, not an Employee.

          "Employment Related Liabilities" shall mean all Liabilities, including litigation costs, which relate to an Employee, a Terminated Employee or their respective dependents and beneficiaries, in each case relating to, arising out of or resulting from employment by the Existing U S WEST Group or predecessor prior to the Separation Time, including Liabilities under Employee Benefit Plans and Employee Arrangements. Notwithstanding the preceding sentence, the following Liabilities are not Employment Related
               Liabilities: (1) any Liability which is specifically addressed in a provision other than Section 2 of this EM Agreement, (2) Liabilities arising under or relating to the severance agreements between Existing U S WEST and members of the Executive Group (which Liabilities are addressed in Schedules 3.4(a) and 3.4(b) of the Separation Agreement) and (3) any other Liability scheduled in the Separation Agreement.

          "Executive  Group" shall mean  Richard D.  McMormick,  Charles P. Russ
               III, Michael P. Glinsky, Robert W. Gras, and James T. Anderson.

          "ExistingU S WEST" shall mean U S WEST, Inc., a Delaware corporation, prior to the Separation Time.

          "ExistingU S WEST Group"  shall mean,  prior to the  Separation  Time,
               Existing U S WEST and all of its Subsidiaries.

     "Media Employees"  shall mean all persons who are Employees of the MediaOne
          Group  at  the  Separation  Time,  including  without  limitation  (1)
          Employees who worked for Existing U S WEST prior to the Separation Time that are designated as Media Employees by Existing U S WEST as of the Separation Time (including, without limitation, Employees who are employed by Time Warner Communications), (2) Employees who, prior to the Separation Time, worked for an entity that is a member of the New U S WEST Group that are designated as Media Employees as of the Separation Time and (3) Employees who, prior to the Separation Time, worked for MGI that are designated as Media Employees as of the Separation Time.

          "Media Employee Arrangements" shall mean the Employee Arrangements sponsored by members of the MediaOne Group after the Separation Time.

          "Media Employee Benefit Plans" shall mean the Employee Benefit Plans sponsored by members of the MediaOne Group after the Separation Time.

     "MediaOne" shall mean MediaOne Group, Inc., a Delaware corporation, at and after the Separation Time. MediaOne was known as U S WEST, Inc. prior to the Separation Time.

     "MediaOne Employee Benefits Committee" shall mean, effective on and after the Separation Time, the committee of MediaOne Group, Inc. designated to administer various Media Employee Benefit Plans and Media Employee Arrangements.

     "MediaOne Group" shall mean,  at and after the  Separation  Time,  MediaOne
          Group, Inc. and all of its Subsidiaries.

          "New U S WEST Employee Benefits Committee" shall mean,
                      effective on and after the Separation Time, the committee of New U S WEST designated to administer various Communications Employee Benefit Plans and Communications Employee Arrangements.

          "Non-Employee Directors" shall mean those members of the Board of Directors of the respective corporation who are or were not employees of that entity during their term of office. "Retired Non-Employee Directors" shall mean those Non-Employee Directors who have completed their term on the respective Board of Directors prior to the Separation Time.

     "Non-Employee  Director  Plans"  shall  mean  the U S WEST,  Inc.  Deferred
          Compensation Plan for Non-Employee Directors and the U S WEST, Inc. Retirement Plan for Non-Employee Directors.

     "Separation Agreement" shall mean the Separation Agreement, dated as of June 5, 1998, between U S WEST, Inc. and USW-C, Inc.

     "Terminated Communications Employees" shall mean all persons who are Terminated Employees and who are not Terminated Media Employees or Terminated Inc. Employees. Terminated Communications Employees shall include (1) all Terminated Employees (other than AirTouch Transfers) with Deferred Benefits (unless they were actively employed by one of the Cable Companies on their last day of active employment with the Existing U S WEST Group); (2) all Terminated Employees who were last actively employed before November 1, 1995 (unless they were actively employed by one of the Cable Companies on their last day of active employment with the Existing U S WEST Group) and are not entitled to Deferred Benefits at the Separation Time; and (3) all Terminated Employees who were last actively employed (on or after November 1, 1995 and before the Separation Time) by an entity that is a member of the New U S WEST Group (excluding MGI, but including Dex and its subsidiaries) after the Separation Time and are not entitled to Deferred Benefits at the Separation Time.

          "Terminated  Employee"  means  a  person  who  formerly  was  actively employed by the Existing U S WEST Group and who is not an Employee. An individual who is employed by the Existing U S WEST Group immediately prior to the Separation Time who does not report for work to the New U S WEST Group or MediaOne Group (depending upon his applicable assignment) immediately after the Separation Time shall be considered a Terminated Employee if (1) prior to the Separation Time, he notifies Existing U S WEST or its Subsidiaries that he is terminating, effective on or before the Separation Time or (2) prior to the Separation Time, Existing U S WEST or its Subsidiaries notify him that he is terminated, effective on or before the Separation Time. All members of the Executive Group shall be Terminated Employees. Each Terminated
               Employee   shall  be  either  (a)  a  Terminated   Communications
               Employee, (b) a Terminated Inc. Employee or (c) a Terminated Media Employee, provided that, to the extent set forth in this EM Agreement, a Terminated Employee may be classified differently for different purposes.

          "Terminated Inc. Employees" shall mean all Terminated Employees who were last actively employed (on or after November 1, 1995 and before the Separation Time) by Existing U S WEST (but not its Subsidiaries) and are not entitled to Deferred Benefits at the Separation Time. If, after the Separation Time, it is determined by a final decision of a court of competent jurisdiction or an agreement of MediaOne and New U S WEST that a Terminated Inc. Employee is entitled to benefits under one or more Deferred Plans (other than as a result of future employment with the MediaOne Group or New U S WEST Group), such Terminated Employee shall be considered to have Deferred Benefits solely with respect to those Deferred Plans that owe him additional benefits (and shall therefore be a Terminated Communications Employee solely with respect to such Deferred Plans).

          "Terminated Media Employees"  shall mean (1) all Terminated  Employees
               (whether or not they have Deferred Benefits) who were actively employed by one of the Cable Companies on their last day of active employment with the Existing U S WEST Group; (2) all Terminated Employees who were last actively employed (on or after November 1, 1995 and before the Separation Time) by an entity that is a member of the MediaOne Group after the Separation Time (unless such last employer was Existing U S WEST) and are not entitled to Deferred Benefits at the Separation Time; (3) all Terminated Employees who were last actively employed (on or after November 1, 1995 and before the Separation Time) by MGI and are not entitled to Deferred Benefits at the Separation Time; and (4) all AirTouch Transfers, regardless of their last day of employment. Notwithstanding the foregoing, if, after the Separation Time, it is determined by a final decision of a court of competent jurisdiction or an agreement of MediaOne and New U S WEST that a Terminated Media Employee described in clause (2) or
               (3) above is entitled to benefits under one or more Deferred Plans (other than as a result of future employment with the MediaOne Group or New U S WEST Group), such Terminated Employee shall be considered to have Deferred Benefits solely with respect to those Deferred Plans that owe him additional benefits (and shall therefore be a Terminated Communications Employee solely with respect to such Deferred Plans.

          "Welfare Plan" shall mean an Employee Benefit Plan which is a health benefit, life insurance or other employee welfare benefit plan, within the meaning of Section 3(1) of ERISA, which is maintained by Existing U S WEST, New U S WEST, MediaOne or a Subsidiary of any of them.

          (b) All determinations under this Section 1 with respect to status as an Employee, Terminated Employee, Media Employee, Communications Employee, Terminated Media Employee, Terminated Inc. Employee or Terminated Communications Employee shall be made as of the Separation Time, unless otherwise specifically set forth in this
               Section 1.

          (c) Notwithstanding the foregoing definitions, in the event it is unclear as to whether a Terminated Employee is a Terminated Communications Employee, Terminated Inc. Employee or a Terminated Media Employee, or in the event that a Terminated Employee was last actively employed at a time the individual was on a temporary transfer from one member of the Existing U S WEST Group to another for less than 12 months, MediaOne and New U S WEST shall agree on an equitable classification of such employee or employees (and the assumption of any liability attributable thereto).

2.          GENERAL PRINCIPLES

(a) New U S WEST Liabilities. Except as otherwise provided in this EM Agreement, New U S WEST and its Subsidiaries hereby assume and agree to pay, perform, fulfill and discharge:

                    (1) All Employment Related Liabilities  (regardless of where such Employment Related Liabilities arose or arise or were or are incurred) to or relating to Communications Employees and Terminated Communications Employees;

                    (2) All Liabilities,  including  litigation costs,  relating to, or arising out of or resulting from the performance of services to the New U S WEST Business (other than MGI) prior to the Separation Time by an independent contractor, leased employee or similar individual or by any person who alleges that he was an employee of the New U S WEST Business (other than MGI) prior to the Separation Time or the dependent or beneficiary of any such independent contractor or alleged employee;

                    (3) All Liabilities, including litigation costs, which relate to a Communications Employee or his dependents and beneficiaries, in each case relating to, arising out of or resulting from employment by the New U S WEST Group on or after the Separation Time (including Liabilities under Communications Employee Benefit Plans and Communications Employee Arrangements); and

                    (4) All Liabilities,  including  litigation costs,  relating to, or arising out of or resulting from the performance of services to the New U S WEST Group on or after the Separation Time by an independent contractor, leased employee or similar individual or by any person who alleges that he was an employee of the New U S WEST Group on or after the Separation Time or the dependent or beneficiary of any such independent contractor or alleged employee.

(b) MediaOne Liabilities. Except as otherwise provided in this EM Agreement, MediaOne and its Subsidiaries hereby assume and agree to pay, perform, fulfill and discharge:

                    (1) All Employment Related Liabilities  (regardless of where such Employment Related Liabilities arose or arise or were or are incurred) to or relating to Media Employees and Terminated Media Employees;

                    (2) All Liabilities,  including  litigation costs,  relating to, or arising out of or resulting from the performance of services to the MediaOne Business (other than Existing U S WEST) or MGI prior to the Separation Time by an independent contractor, leased employee or similar individual or by any person who alleges that he was an employee of the MediaOne Business (other than Existing U S WEST) or MGI prior to the Separation Time or the dependent or beneficiary of any such independent contractor or alleged employee;

                    (3) All Liabilities, including litigation costs, which relate to a Media Employee or his dependents and beneficiaries, in each case relating to, arising out of or resulting from employment by the MediaOne Group on or after the Separation Time (including Liabilities under Media Employee Benefit Plans or Media Employee Arrangements); and

                    (4) All Liabilities,  including  litigation costs,  relating to, or arising out of or resulting from the performance of services to the MediaOne Group on or after the Separation Time by an independent contractor, leased employee or similar individual or by any person who alleges that he was an employee of the MediaOne Group on or after the Separation Time or the dependent or beneficiary of any such independent contractor or alleged employee.

(c) Shared Liabilities. New U S WEST and MediaOne hereby agree to share equally:

                    (1) All Employment Related Liabilities  (regardless of where such Employment Related Liabilities arose or arise or were or are incurred) to or relating to Terminated Inc. Employees; and

                    (2) All Liabilities,  including  litigation costs,  relating to, or arising out of or resulting from the performance of services to Existing U S WEST (but not its Subsidiaries) prior to the Separation Time by an independent contractor, leased employee or similar individual or by any person who alleges that he was an employee of Existing U S WEST prior to the Separation Time or the dependent or beneficiary of any such independent contractor or alleged employee.

(d) Class Action Liabilities. For purposes of determining whether the New U S WEST Group or Media Group is responsible for Liabilities involving or arising out of actions relating to more than one Employee or Terminated Employee, the portion of Employment Related Liabilities relating to any single Employee or Terminated Employee shall be in proportion to the total number of Employees and Terminated Employees to which the action relates, whether or not all such Employees or Terminated Employees submit claims.

(e) Appeal Rights. If either New U S WEST or MediaOne believes that the result arising from the application of the foregoing provisions of this Section 2 will result in an inequitable allocation of liability, it may refer the matter to the Separation Committee and the procedures set forth in Section
     12.2 of the Separation Agreement shall apply. Any such referral must be made in writing within sixty days after the referring party becomes aware of the Employment Related Liability to which the referral relates.

(f) Funded Benefits. Notwithstanding the foregoing provisions of this Section 2, neither the New U S WEST Group nor the MediaOne Group shall be liable to the extent that any Liability is payable from a trust or insurance contract which funds the benefits under an Employee Benefit Plan or Employee Arrangement maintained by the New U S WEST Group or MediaOne Group after the Separation Date.

(g) Control of litigation. Except as set forth in sub-section (h) below, if any litigation is brought by an Employee or Terminated Employee over Liabilities addressed in this EM Agreement, the MediaOne Group shall control the litigation if it is responsible for the Liabilities and the New U S WEST Group shall control the litigation if it is responsible for the Liabilities, irrespective of which party is the defendant, provided that if the party (or its Subsidiaries) entitled to control the litigation is not sued, it shall not control the litigation unless it agrees in writing that it will be responsible for any resulting Liability. In the case of a shared liability described in subsection (c) above or an action described in subsection (d) above, the parties agree to cooperate to jointly control the litigation, unless one of the parties agrees to assume all Liabilities arising out of the litigation.

(h) Election to Assume Liability. In the event that any Employee or Terminated Employee makes a claim or commences litigation which, if successful, would result in Liability that is allocated under this EM Agreement (other than under this paragraph (h)) exclusively to either MediaOne or New U S WEST (the "Allocated Liability Party"), but which Liability, if any, arises from alleged actions taken by an Employee or Terminated Employee of the business of the other party (the "Other Party"), then the Allocated Liability Party shall give written notice of such claim or litigation (the "Claim Notice") to the Other Party within thirty days of becoming aware that such claim or litigation involves an Employee or Terminated Employee of the business of the Other Party. The Other Party may then elect, by giving written notice (the "Election Notice") to the Allocated Liability Party within thirty days after receiving the Claim Notice, to take control of the defense of the claim and/or litigation and to assume all Liability, including litigation costs, associated with such claim or litigation (other than a Liability described in subsection (f) above). If the Election Notice is given, the Allocated Liability Party shall cease to have any Liability with respect to the claim or litigation which is the subject of the Election Notice and all such Liability (other than a Liability described in subsection (f) above) shall be assumed by the Other Party.

                    (i) The provisions of this Section 2 are designed  solely to allocate  Liabilities  between  the  New U S WEST  Group  and the
               MediaOne Group. Notwithstanding any provision of this EM Agreement, except to the extent required by the preceding sentence, this EM Agreement shall not impose any Liability relating to an Employee or Terminated Employee on any entity or Subsidiary other than the entity or Subsidiary that incurred the Liability. For example, if a Communications Employee worked solely for one Subsidiary of New U S WEST, that Subsidiary (but not New U S WEST or any other Subsidiary) shall be responsible for any unfunded Liabilities owed to that individual.

3.   SPONSORSHIP AND ADMINISTRATION OF EMPLOYEE BENEFIT PLANS AND
     EMPLOYEE ARRANGEMENTS

          (a) At or prior to the Separation Time, all Communications Employee Benefit Plans and Communications Employee Arrangements that are not already sponsored by a member of the New U S WEST Group shall be transferred to and assumed by New U S WEST in accordance with the terms of this EM Agreement. Each of such Communications Employee Benefit Plans and Communications Employee Arrangements is hereby amended (such amendments to be self-effectuating), effective as of the Separation Time, to provide transfer of sponsorship to New U S WEST. In addition, each Communications Employee Benefit Plan and Communications Employee Arrangement is hereby amended (such amendments to be self-effectuating), effective as of the Separation Time, to provide that the Liabilities to be assumed by a corresponding Media Employee Benefit Plan or Media Employee Arrangement shall cease to be Liabilities under such Communications Employee Benefit Plan or Communications Employee Arrangement. New U S WEST, MediaOne and their Subsidiaries shall take all action reasonably appropriate prior to the Separation Time (or as soon as practicable thereafter) to effectuate such assumptions, including amendments of the applicable Employee Benefit Plans and Employee Arrangements where desirable.

          To the extent that any of the Communications Employee Benefit Plans or Communications Employee Arrangements is administered by the EBC prior to the Separation Time, such plan or arrangement shall be administered by the New U S WEST Employee Benefits Committee on and after the earlier of the Separation Time or the date sponsorship of the applicable plan or arrangement is assumed by New U S WEST. In addition, any functions or responsibilities of the Treasurer of Existing U S WEST with respect to such plans or arrangements prior to the Separation Time shall become duties and responsibilities of either the Investment Committee of New U S WEST or U S WEST Investment Management Company (such duties and responsibilities to be allocated in accordance with the rules set forth in the U S WEST Pension Plan after the Separation Time) on the date set forth in the preceding sentence.

          (b) To the extent that a Media Employee Benefit Plan or Media Employee Arrangement (or, in the case of any newly adopted Media Employee Benefit Plan or Media Employee Arrangement, the Employee Benefit Plan or Employee Arrangement that is replaced by such newly adopted Media plan or arrangement) is administered by the EBC prior to the Separation Time, such plan or arrangement shall be administered by the MediaOne Employee Benefits Committee on and after the Separation Time. In addition, any functions or responsibilities of the Treasurer of Existing U S WEST with respect to such plans or arrangements prior to the Separation Time shall become duties and responsibilities of the Treasurer of MediaOne (or such other officer or committee as MediaOne or the MediaOne Employee Benefits Committee shall designate) on and after the Separation Time.

4.    EMPLOYEE SAVINGS PLANS

          (a) On or before the Separation Time, sponsorship of the U S WEST Savings Plan/ESOP (consisting of the "U S WEST Savings Plan" and the "U S WEST ESOP") shall be transferred from Existing U S WEST to New U S WEST. Prior to the Separation Time, MediaOne shall establish a new defined contribution plan or plans consisting of a profit-sharing plan and a stock bonus plan which shall be an employee stock ownership plan (the "Media Savings Plan/ESOP", consisting of the "Media Savings Plan" and the "Media ESOP"), effective immediately after the Separation Time, for the benefit of Media Employees and Terminated Media Employees (excluding persons described in clauses (2) or (3) of the definition of Terminated Media Employee) covered by the existing U S WEST Savings Plan/ESOP. The Media Savings Plan/ESOP shall initially contain terms and conditions that are similar to those of the existing U S WEST Savings Plan/ESOP, including without limitation
               (1) provisions required by Section 411(d)(6) of the Code for account balances to be transferred from the U S WEST Savings Plan/ESOP, and (2) provisions granting credit for past service with the Existing U S WEST Group for purposes of eligibility, vesting, distributions and withdrawals. Each Media Employee and Terminated Media Employee who was a participant in the U S WEST Savings Plan/ESOP as of the Separation Time shall become a participant in the Media Savings Plan/ESOP as of the Separation Time.

          (b) As soon as reasonably practicable after the Separation Time, New U S WEST shall cause to be transferred from the U S WEST Savings Plan to the Media Savings Plan assets having a fair market value equal to the aggregate value of the account balances in the U S WEST Savings Plan (but not the ESOP), as of the date of the transfer, applicable to Media Employees and Terminated Media Employees, and MediaOne shall cause the Media Savings Plan to accept such transfers and to assume all Savings Plan liabilities relating to Media Employees and Terminated Media Employees
               (excluding persons described in clauses (2) or (3) of the definition of Terminated Media Employee). All such liabilities shall cease to be liabilities of the U S WEST Savings Plan. Such transfer shall be in (i) shares of MediaOne Common Stock and New U S WEST Common Stock to the extent such shares are allocated in the U S WEST Savings Plan to accounts of Media Employees or Terminated Media Employees, (ii) notes evidencing loans to Media Employees or Terminated Media Employees, and (iii) with the balance in cash or, to the extent that the parties mutually agree, other securities held by the U S WEST Savings Plan.

          (c) As soon as reasonably practicable after the Separation Time, New U S WEST shall cause to be transferred from the U S WEST ESOP to the Media ESOP assets having a fair market value equal to the aggregate value of the account balances in the U S WEST ESOP (but not the Savings Plan), as of the date of the transfer, applicable to Media Employees and Terminated Media Employees, and MediaOne shall cause the Media ESOP to accept such transfers and to assume all ESOP liabilities relating to Media Employees and Terminated Media Employees (excluding persons described in clauses (2) or (3) of the definition of Terminated Media Employee). All such liabilities shall cease to be liabilities of the U S WEST ESOP. Such transfer shall be in shares of MediaOne Common Stock and of New U S WEST Common Stock. To the greatest extent possible and consistent with fiduciary duties under Sections 404 and 406 of ERISA, the shares of Common Stock shall be transferred so that, immediately following the transfer, the U S WEST ESOP will have at least 60% of its assets invested in New U S WEST Common Stock and the Media ESOP will have at least 60% of its assets invested in MediaOne Common Stock.

          (d) U S WEST Savings Plan/ESOP shall transfer to the Media Savings Plan/ESOP all qualified domestic relations orders (within the meaning of Section 414(p) of the Code) ("QDROs") held by the U S WEST Savings Plan/ESOP with respect to Media Employees and Terminated Media Employees. New U S WEST shall cause to be transferred from the U S WEST Savings Plan/ESOP assets having a fair market value equal to the aggregate account values relating to such QDROs in accordance with paragraphs (b) and (c) above, and the Media Savings Plan ESOP shall assume all liabilities relating to such QDROs.

          (e) The U S WEST ESOP will repay all "acquisition loans" (as defined in the U S WEST Savings Plan/ESOP) prior to the Separation Time. If, as of the Separation Time, the U S WEST ESOP holds shares of common stock that have not been allocated to participants' accounts, the U S WEST ESOP will transfer to the Media ESOP unallocated shares of stock having a fair market value equal to
               (x) the total market value of all unallocated shares held by the U S WEST ESOP as of the Separation Time, multiplied by (y) the aggregate dollar value of the Employing Company Contributions made under the U S WEST ESOP during the first calendar quarter of 1998 as matched allotments to Media Employees and Terminated Media Employees, divided by (z) the aggregate dollar value of the Employing Company Contributions made under the U S WEST ESOP during the first calendar quarter of 1998 as matched allotments to all Employees and Terminated Employees. To the greatest extent possible, the unallocated shares transferred to the Media ESOP pursuant to this paragraph shall be shares of MediaOne Common Stock.

          (f) If required by law, New U S WEST and MediaOne shall cause to be filed with the IRS all applicable Forms 5310A and any other required forms with the appropriate governmental agency in order for the Media Savings Plan/ESOP to receive a transfer of assets from the U S WEST Savings Plan/ESOP on or following the Separation Time in accordance with paragraphs (b), (c), (d) and
               (e) above. Within nine months after the Separation Time, MediaOne shall cause to be filed with the IRS a request for a determination that the Media Savings Plan/ESOP is qualified under
               Section 401(a) of the Code. MediaOne agrees to make all reasonable amendments requested by the IRS to obtain such determination letter.

          (g) Subject to paragraph (h), and in accordance with applicable law and to the extent consistent with fiduciary duties under Sections 404 and 406 of ERISA, the U S WEST Savings Plan and the U S WEST ESOP will maintain a MediaOne Common Stock Fund for participants who retain such investment of their account balances after the Separation Time. No new investments in the MediaOne Common Stock Fund of the U S WEST Savings Plan or in the MediaOne Common Stock Fund of the U S WEST ESOP will be permitted after the Separation Time. Subject to paragraph (h), and in accordance with applicable law and to the extent consistent with fiduciary duties under Sections 404 and 406 of ERISA, the Media Savings Plan and the Media ESOP will maintain a New U S WEST Common Stock Fund for participants who retain such investment of their account balances after the Separation Time. No new investments in the New U S WEST Common Stock Fund of the Media Savings Plan or in the New U S WEST Common Stock Fund of the Media ESOP will be permitted after the Separation Time. The U S WEST Savings Plan (but not the ESOP) will maintain the MediaOne Common Stock Fund, and the Media Savings Plan (but not the ESOP) will maintain the New U S WEST Common Stock Fund, for at least five years after the Separation Time; as soon as practicable after either plan sponsor decides to eliminate such stock fund, it shall inform the issuer of the stock to be sold so that the issuer may arrange a facility to exercise the right of first refusal described below. When the trustee of the U S WEST Savings Plan intends to sell MediaOne Common Stock because the MediaOne Common Stock Fund will no longer be maintained or the trustee of the Media Savings Plan intends to sell New U S WEST Common Stock because the New U S WEST Common Stock Fund will no longer be maintained, such trustee shall first offer such stock to the issuer prior to offering such stock for sale on the open market. After the close of business, the issuer shall then have the right to purchase such stock at the closing price of the stock on that day. If the issuer does not exercise such right to purchase, the trustee shall be free to sell the stock on the open market the next day, provided that,subject to fiduciary duties under Sections 404 and 406 of ERISA, the trustee shall not sell in any one day more than 20% of the average daily trading volume of the relevant stock. (For this purpose, the average daily trading volume is the arithmetic mean of the reported daily trading volumes of the relevant stock on the New York Stock Exchange (or, if not traded on the New York Stock Exchange, the principal exchange on which the stock is traded) in the two calendar months preceding any such sale.)

          (h) Within two years after the Separation Time, the U S WEST ESOP (but not the Savings Plan) will dispose of all investment in MediaOne Common Stock and the Media ESOP (but not the Savings
               Plan) will dispose of all investment in New U S WEST Common Stock (each, a "Non-Employer Common Stock"). Subject to fiduciary duties under Sections 404 and 406 of ERISA, the U S WEST ESOP shall exchange shares of MediaOne Common Stock it holds for shares of New U S WEST Common Stock held by the Media ESOP, and vice versa, at the Common Stocks' relative fair market values. To the extent such exchanges are not practicable for some or all of the Non-Employer Common Stock held by either ESOP, the U S WEST ESOP and the Media ESOP will sell shares of Non-Employer Common Stock. As soon as practicable after either plan sponsor decides to sell such Non-Employer Common Stock, it shall inform the issuer of the stock to be sold so that the issuer may arrange a facility to exercise the right of first refusal described below. When the trustee of the U S WEST ESOP intends to sell MediaOne Common Stock or the trustee of the Media ESOP intends to sell New U S WEST Common Stock (other than because of a sale by, or distribution to, plan participants), such trustee shall first offer such stock to the issuer prior to offering such stock for sale on the open market. After the close of business, the issuer shall then have the right to purchase such stock at the closing price of the stock on that day. If the issuer does not exercise such right to purchase, the trustee shall be free to sell the stock on the open market the next day. Subject to fiduciary duties under Sections 404 and 406 of ERISA, from the Separation Time to and including the second anniversary of the Separation Time, neither the U S WEST ESOP nor the Media ESOP will sell in any one day more than 20% of the average daily trading volume of the relevant Non-Employer Common Stock. (For this purpose, the average daily trading volume is the arithmetic mean of the reported daily trading volumes of the relevant stock on the New York Stock Exchange (or, if not traded on the New York Stock Exchange, the principal exchange on which the stock is traded) in the two calendar months preceding any such sale.)

          (i) MediaOne and New U S WEST shall take such action as necessary to ensure that participants in the U S WEST Savings Plan/ESOP and the Media Savings Plan/ESOP are notified that a quiet period will occur beginning on or about the Separation Time, during which changes in investment direction with respect to participants' accounts generally will not be permitted.

          (j) The Media Savings Plan/ESOP and the assets and liabilities with respect thereto shall be considered a Media Employee Benefit Plan. The U S WEST Savings Plan/ESOP and the assets and liabilities with respect thereto shall be considered a Communications Employee Benefit Plan.

5.     TRANSFER OF U S WEST PENSION PLAN ASSETS AND LIABILITIES

          (a) On or prior to the Separation Time, sponsorship of the U S WEST Pension Plan shall be transferred from Existing U S WEST to New U S WEST. Prior to the Separation Time, MediaOne shall establish a defined benefit pension plan (the "Media Pension Plan"), effective immediately after the Separation Time, for the benefit of the Media Employees and Terminated Media Employees (excluding persons described in clauses (2) or (3) of the definition of Terminated Media Employee) covered by the existing U S WEST Pension Plan. The Media Pension Plan shall contain terms and conditions that are substantially similar to those of the existing U S WEST Pension Plan, including credit for past service with the Existing U S WEST Group for eligibility, vesting, early retirement, and, contingent upon the transfer of assets set forth in paragraph (b) below, benefit accrual and compensation earned with the Existing U S WEST Group. Notwithstanding the preceding sentence, the Media Pension Plan shall contain two benefit structures. In general, (1) the benefits for all Media Employees who are employed immediately after the Separation Time and who earned benefits under Articles V-B or V-D of such Pension Plan prior to the Separation Time shall continue in such benefit structure and (2) all other Media Employees, as well as all future employees of the MediaOne Group shall participate in a benefit structure substantially similar to the benefit structure currently contained in the Appendix I of the U S WEST Pension Plan, provided that this EM Agreement does not obligate MediaOne to continue to maintain such benefit formulas for any particular period of time. In addition, the U S WEST Pension Plan currently contains two subsidies relating to service pensions: (i) the early retirement pension under the grandfathered formula in
               Article V-B (but not the DLS formula in Article V-D) is unreduced (or provides for a lower reduction) for Participants that are service pension eligible and (ii) if a lump sum service pension is elected, a 0% interest rate applies prior to age 65. The Media Pension Plan shall include, for all Media Employees described in clause (2) of the second preceding sentence (but not any future employees of the MediaOne Group or any Terminated Media Employees) whose combined age and service (in each case rounded up to the next integer), as of January 1, 1999, equals or exceeds 55, both of the foregoing subsidies with respect to both the DLS formula set forth in Article 6, and the grandfathered formula in
               Article 7 of Appendix I, of the Pension Plan; such provisions shall be referred to as the "Service Pension Amendments."

             Immediately after the Separation Time, all Liabilities  under the U
                      S WEST Pension Plan to, or relating to, Media Employees or Terminated Media Employees (excluding persons described in clauses (2) or (3) of the definition of Terminated Media Employee) shall be assumed by the Media Pension Plan and shall cease to be Liabilities of the U S WEST Pension Plans. Such Liabilities shall include all accrued benefits, within the meaning of Section 411(d)(6) of the Code, all ancillary benefits (such as the death benefits set forth in Article VII of the U S WEST Pension Plan and disability benefits set forth in Appendix J thereof) and any other benefits. The Media Pension Plan shall comply with Section 411(d)(6) of the Code with respect to such assumed Liabilities. Each Media Employee and Terminated Media Employee who was a participant in the U S WEST Pension Plan as of the Separation Time shall become a participant in the Media Pension Plan as of the Separation Time.

             Notwithstanding the foregoing,  the following  rules shall apply to any Terminated Employee who is not vested in the U S WEST Pension Plan at the Separation Time who returns to employment with either the MediaOne Group or the New U S WEST Group after the Separation Time. To the extent required by law, any such Terminated Employee who becomes entitled to credit, for benefit accrual purposes, for his service with the Old U S WEST Group prior to the Separation Time as a result of returning to employment after the Separation Time, then (1) any benefits attributable to such prior service shall be payable from the Media Pension Plan if the individual returns to employment with the MediaOne Group and (2) any benefits attributable to such prior service shall be payable from the U S WEST Pension Plan if the individual returned to employment with the New U S WEST Group.

           (b) New U S WEST shall cause a "spin-off" transfer within the meaning of Section 414(1) of the Code, from the U S WEST Pension Plan to the Media Pension Plan in the manner and at the times specified in paragraph (e) below. For purposes of this Section 5, the following definitions shall apply:

                      (1) "Actuaries" refer to the enrolled actuaries for the U S WEST Pension Plan at the Separation Time.

                      (2) "Contingent Amount" equals the difference between the amount that the Final Determination provides that should have been transferred from the U S WEST Pension Plan to the Media Pension Plan in connection with the spinoff and the Media Asset Share. If the difference is positive, that is, the Final Determination provides that additional assets should have been transferred to the Media Pension Plan, the difference shall be referred to as a "Positive Contingent Amount." If the difference is negative, that is, the Final Determination provides that the amount that should have been transferred is less than the Media Asset Share, the difference shall be referred to as a "Negative Contingent Amount."

                      (3) "Final Determination" means a final nonappealable determination by a court, or a final settlement of litigation or a dispute among MediaOne, New U S WEST, the U S WEST Pension Plan and the Media Pension Plan and any other parties to the litigation or dispute, that provides that the amount of assets to be transferred from U S WEST Pension Plan to the Media Pension Plan in connection with the spinoff should be more than or less than the Media Asset Share.

                      (4)       "Media  Asset  Share" shall mean the product of:
                                (i) the fair market value of the assets of the U S WEST Pension Plan as of June 30, 1998, and
                                (ii) the Media Fraction. For this purpose, (i) the value of any publicly traded security and cash shall be determined based on the audited reports of the trustee of the U S WEST Pension Plan and (ii) the value of any other securities or property shall be determined by one or more third parties selected by MediaOne and New U S WEST, based on the most recent appraisal or valuation of the particular security or property adjusted, if necessary, as determined by the third party.

                      (5) "Media Economic PBO" for the U S WEST Pension Plan shall mean the portion of the Total Economic PBO as of June 30, 1998 attributable to the Media Employees and Terminated Media Employees, as calculated by the Actuaries. For this purpose, the U S WEST Pension Plan shall be deemed amended to include the Service Pension Amendments.

                      (6) "Media Fraction" for the U S WEST Pension Plan shall mean (i) the Media Economic PBO, divided by (ii) the Total Economic PBO.

                      (7) "Premium Amount" shall equal the estimated PBGC premiums initially paid to the PBGC by the Media Pension Plan for plan year 1998, without regard to any adjustment required as a result of an audit.

                      (8) "Total Economic PBO" shall be the projected benefit obligation, as defined in SFAS No. 87, of the U S WEST Pension Plan, as calculated by the Actuaries as of June 30, 1998 using the actuarial methods and assumptions set forth in
                                Schedule 1 hereto and any others mutually agreeable to the parties. For this purpose, the U S WEST Pension Plan shall be deemed amended to include the Service Pension Amendments.

                      (9) "Transfer Amount" shall equal the Media Asset Share plus the Premium Amount plus the Positive Contingent Amount and minus the Negative Contingent Amount.

           (c) In order to determine the Media Asset Share, MediaOne and New U S WEST shall determine in good faith the Media Employees, Terminated Media Employees, Communications Employees, Terminated Communications Employees and Terminated Inc. Employees as of June 30, 1998. Such determinations shall be updated as soon as practicable but no later than January 1, 1999, to take into account the reclassification of Employees as of the Separation Time as Media Employees or Communications Employees.

          (d) If required by law, MediaOne and New U S WEST shall cause to be filed all applicable Forms 5310A and any other required IRS or PBGC forms with the appropriate governmental agency in order for the Media Pension Plan to receive a transfer of assets from the U S WEST Pension Plan on or following the Separation Time, in accordance with paragraph (e) below. Within nine months after the Separation Time, MediaOne shall cause to be filed with the IRS a request for a determination that the Media Pension Plan is qualified under Section 401(a) of the Code. MediaOne agrees to make all reasonable amendments requested by the IRS to obtain such determination letter.

           (e) New U S WEST shall cause the U S WEST Pension Plan to transfer assets in an amount equal to the Transfer Amount (plus interest to the extent set forth below) to the Media Pension Plan and MediaOne shall cause the Media Pension Plan to accept such assets equal to such Transfer Amount (and interest), as follows:

                      (1) On July 1, 1998, an amount equal to 98% of the Media Asset Share, as estimated by the Actuaries (immediately prior to July 1, 1998) and provided to MediaOne and New U S WEST in writing. Such estimate shall be calculated by assuming the Media Fraction was calculated as of May 31, 1998 and by using the fair market value of the assets, as reported by the trustee of the U S WEST Pension Plan, on May 31, 1998.

                      (2) As soon as practicable after the value of the plan assets as of June 30, 1998 is determined and the Media Asset Share is determined by the Actuaries and provided in writing to MediaOne and New U S WEST (but not later than 30 days after such writing is provided), the excess of the Media Asset Share over the sum of (i) the interim transfer effected under (1) above, and
                                (ii) any benefit payments paid to Terminated Media Employees or Media Employees by the U S WEST Pension Plan after June 30, 1998. (If such amount is a negative number, such amount shall be transferred from the Media Pension Plan to the U S WEST Pension Plan.)

                      (3) In addition, if there is a Final Determination that sets forth a Contingent Amount, New U S WEST, the U S WEST Pension Plan, MediaOne, and the Media Pension Plan agree as follows:

     (A) If there is a Positive Contingent Amount, as soon as practicable after the Final Determination, the U S WEST Pension Plan shall transfer the assets equal to the Positive Contingent Amount to the Media Pension Plan, and the Media Pension Plan shall accept such transfers; and

     (B) If there is a Negative Contingent Amount, as soon as practicable after the Final Determination, the Media Pension Plan shall transfer the assets equal to the Negative Contingent Amount to the U S WEST Pension Plan, and the U S WEST Pension Plan shall accept such transfers.

             (4) As soon as practicable after the Premium Amount is determined and paid by the Media Pension Plan, an amount equal to the Premium Amount.

             To  the  extent  any of the  foregoing  amounts  set  forth in paragraphs (1) through (4) of this subsection (e) are paid after July 1, 1998, such amount shall be increased or decreased by interest from July 1, 1998 to the date of payment (to the extent not paid or previously advanced) at a rate equal to the average monthly rate on the Mellon Trust Short Term Interest Fund (STIF), compounded monthly, in which the U S WEST Pension Plan and the Media Pension Plan hold certain temporary cash funds from time to time (such rate to be provided by the trustee of the plan making the payment), during the period commencing on July 1, 1998 and ending with the date of payment; provided that
                      (i) no interest shall be paid with respect to the Contingent Amount if the Final Determination already provides for an adjustment reflecting interest or plan earnings and (ii) no interest shall be paid with respect to the Premium Amount.

             With respect to all of the foregoing transfers between the U S WEST Pension Plan and the Media Pension Plan, the specific assets to be transferred shall be cash and other liquid assets, as agreed upon by New U S WEST and MediaOne in good faith so as to not treat the Media Pension Plan and the U S WEST Pension Plan unfairly in any material respect.

           (f) Notwithstanding subsections (a) through (e) above, the value of assets to be transferred to and liabilities to be assumed by the Media Pension Plan shall be no less than that necessary to satisfy the requirements of Section 414(1) of the Code, as determined by the Actuaries, based on the assumptions used by the PBGC in the case of a termination of a trusteed pension plan.

          (g) MediaOne, New U S WEST, the U S WEST Pension Plan and the Media Pension Plan (collectively, the "Pension Parties") all agree that, if there is a Final Determination that provides for a Contingent Amount, such Final Determination shall be satisfied to the maximum extent permitted by law by making the transfers among the U S WEST Pension Plan and the Media Pension Plan as set forth above, as opposed to requiring any additional contributions or payments (a "Corporate Liability") from either MediaOne, New U S WEST or any of their Subsidiaries. The Pension Parties agree to cooperate to the maximum extent to ensure that no such Corporate Liability ensues as a result of any Final Determination or claims relating to the allocation of plan assets between the two plans. If any litigation is brought against one of the Pension Parties claiming that the amount of assets transferred from the U S WEST Pension Plan to the Media Pension Plan should have been higher or lower, the other Pension Parties shall, at the request of the Pension Party that was sued, agree to be joined in any such litigation and to use their best efforts to ensure that any potential Contingent Amount be satisfied by plan-to-plan transfers, as opposed to Corporate Liability.

          In addition, the Pension Parties agree that, to the extent permitted by law, any costs of defending any claims that a Contingent Amount is payable and any Liabilities arising out of such claims shall be borne by the U S WEST Pension Plan and the Media Pension Plan.

          The following rules shall apply if there is any Corporate Liability for a Contingent Amount or arising out of any claims that a Contingent Amount is payable. Any Corporate Liability that is an out-of-pocket cost of defending any such claims (whether or not the claims result in litigation), such as attorneys or consultant fees (but excluding any fees for plaintiffs' attorneys) and travel expenses, shall be borne equally by New U S WEST and MediaOne; provided that each party shall bear all expenses for salaries and benefits of its employees. Any other Corporate Liability, such as the payment of a Contingent Amount, any direct payments to claimants in lieu of a Contingent Amount or fees for plaintiffs' attorneys, shall be borne by (1) New U S WEST, if the claimants asserted that the amount of plan assets transferred to the Media Pension Plan should have been greater than the amount actually transferred and (2) MediaOne, if the claimants asserted that the amount of plan assets transferred to the Media Pension Plan should have been less than the amount actually transferred.

           (h) The U S WEST Pension Plan shall transfer to the Media Pension Plan all qualified domestic relations orders (within the meaning of Section 414(p) of the Code) ("QDROs") held by the U S WEST Pension Plan with respect to Media Employees and Terminated Media Employees.

           (i) Qualified transfers. This subsection (i) applies if a qualified transfer, within the meaning of Code Section 420 (a "Qualified Transfer"), is made within either the U S WEST Pension Plan or the Media Pension Plan during the calendar year in which the Separation Time occurs.

                      (1) If the Internal Revenue Service, a court of competent jurisdiction or the sponsor of the plan in which the Qualified Transfer is made determines that any Terminated Employees who terminated employment during the period commencing twelve months prior to the Qualified Transfer and ending on the Separation Time are entitled to vested pension benefits solely because of the Qualified Transfer, then, notwithstanding any other provision of this EM Agreement, the plan in which the Qualified Transfer is made shall provide such vested pension benefits to such Terminated Employee.

                      (2) If (i) the Internal Revenue Service declines to issue a favorable determination letter with respect to the provisions of either the U S WEST Pension Plan or the Media Pension Plan (the "420 Plan") setting forth the terms of a Qualified Transfer unless Employees or other employees who terminate employment after the Separation Time from the business of the sponsor of the other pension plan (the "Other Plan") are provided vested pension benefits on account of the Qualified Transfer or (ii) a court of competent jurisdiction determines that such Employees or employees are entitled to such benefits on account of the Qualified Transfer, then the Other Plan shall provide such Employees or employees with the required vested pension benefits. In addition, the sponsor of the 420 Plan shall cause the 420 Plan to transfer assets in an amount equal to the Vesting Amount to the Other Plan and the Other Plan shall accept such assets equal to such Vesting Amount as follows. The Vesting Amount shall equal the [excess, if any, of the Media Share (calculated for this purpose on the assumption that all participants in the U S WEST Pension Plan were vested at the Separation Time) over the actual Media Share], as determined by the Actuaries and provided to MediaOne and New U S WEST in writing, increased with interest in accordance with subsection (e) above.

           (j) The Media Pension Plan and the assets and liabilities with respect thereto shall be considered a Media Employee Benefit Plan. The U S WEST Pension Plan and the assets and liabilities with respect thereto shall be considered a Communications Employee Benefit Plan.

          6.   OTHER TAX-QUALIFIED PLANS

          Any other plan that is qualified under Section 401 of the Code and is not described in Section 4 or 5 above shall be retained by the entity that sponsors it before the Separation Time.

          7.   WELFARE PLANS

     (a) Communication Plans. As of the Separation Time, any Welfare Plan, including all insurance or amounts held in trust and associated therewith to the extent attributable solely to such plan, which exclusively covers Communications Employees, Terminated Communications Employees and/or Terminated Inc. Employees and their eligible spouses and dependents shall be transferred to and assumed by New U S WEST and shall be deemed to be amended to provide for such transfer and assumption. New U S WEST or its Subsidiaries shall assume and pay the Liability with respect thereto (whether accrued or arising before or after the Separation Time). All such plans shall be considered Communications Employee Benefit Plans.

     (b) Media Plans. As of the Separation Time, any Welfare Plan, including all insurance or amounts held in trust and associated therewith to the extent attributable solely to such plan, which exclusively covers Media Employees and/or Terminated Media Employees and their eligible spouses and dependents shall be retained by the MediaOne Group and, if necessary, are hereby amended to provide for such retention (without the need for any further action). MediaOne or its Subsidiaries shall assume and pay the Liability with respect thereto (whether accrued or arising before or after the Separation Time). All such plans shall be considered Media Employee Benefit Plans.

     (b) Joint Plans. This subsection (c) addresses the treatment of any Welfare Plan (including, without limitation, any retiree medical plan or retiree life insurance plan) which, as of the Separation Time, covers both: (1) Communications Employees, Terminated Communications Employees and/or Terminated Inc. Employees; and (2) Media Employees and/or Terminated Media Employees (a "Joint Welfare Plan").

          (1) As of the Separation Time, each Joint Welfare Plan shall be transferred to and assumed by New U S WEST or one of its Subsidiaries. Each of such Joint Welfare Plans is hereby amended as set forth in Section 3 of this EM Agreement. At and immediately following the Separation Time, New U S WEST or its Subsidiaries shall maintain as a separate plan and assume and pay the Liabilities and expenses (whether accrued or arising before or after the Separation Time) with respect to that portion of the Joint Welfare Plans as relates to obligations to Communications Employees, Terminated Communications Employees and Terminated Inc. Employees; in addition, any such retiree medical plan shall assume any retiree medical Liabilities or expenses of persons described in clauses (2) or (3) of the definition of Terminated Media Employee. This EM Agreement does not obligate New U S WEST to continue to maintain such plans or their terms for any particular period of time. All such plans shall be considered Communications Employee Benefit Plans.

          (2) As soon as practicable, MediaOne or its Subsidiaries shall establish and maintain one or more separate plans corresponding to each of the Joint Welfare Plans. Such Plans shall be effective as of the Separation Time and shall contain such benefits as desired by MediaOne. However, such plans shall assume and pay the Liabilities and expenses (whether accrued or arising before or after the Separation Time) under the Joint Welfare Plans with respect to Media Employees and Terminated Media Employees, provided that any new Media retiree medical plan shall not assume any retiree medical Liabilities or expenses of persons described in clauses (2) or (3) of the definition of Terminated Media Employee. All Liabilities and expenses assumed by such Media Employee Benefit Plans shall cease to be Liabilities of the Communications Employee Benefit Plans described in the preceding paragraph. The Liabilities of each such Joint Welfare Plan so assumed by MediaOne or its Subsidiaries together with each such separate plan established by MediaOne, shall be considered a Media Employee Benefit Plan. Unless MediaOne or its Subsidiaries adopts a plan with respect to a Joint Welfare Plan prior to the Separation Time, MediaOne is hereby deemed to have adopted (without the requirement of any additional action), effective as of the Separation Time, a separate Media Welfare Plan that is substantially identical in all respects to the Joint Welfare Plan it replaces, provided that this EM Agreement does not obligate MediaOne to continue to maintain such terms for any particular period of time.

          (3) MediaOne and New U S WEST shall use commercially reasonable efforts to obtain, effective as of the Separation Time, separate coverages or to split the coverages between MediaOne and New U S WEST under the Joint Welfare Plans that provided benefits through Provider Contracts prior to the Separation Time. Such coverage shall be on substantially the same terms and conditions as applied immediately before the Separation Time, or such other terms and conditions as are acceptable to MediaOne and New U S WEST. To the extent practicable, such coverages shall be obtained by entering into a separate contract between MediaOne and the third party. For purposes of this paragraph, the term "Provider Contract" shall mean a contract to provide benefits with an insurance company, health maintenance organization, preferred provider organization or similar provider of benefits, as well as third party administrative services contracts. To the extent such efforts are not successful with respect to any Provider Contract, then New U S WEST shall administer such Provider Contract on an equitable basis for the benefit of both MediaOne and New U S WEST until the expiration of the applicable contract. For any period after the Separation Time when MediaOne is participating in any such Provider Contract administered by New U S WEST, MediaOne shall pay an allocable share of the cost of such contract based upon the actual experience attributable to Media Employees and Terminated Media Employees thereunder, or if actual experience is not readily determinable, based upon the relative headcount of Media Employees and Terminated Media Employees to all individuals covered by such Provider Contract. Such payments shall include interest on any funds advanced by New U S WEST at a rate to be agreed upon in a services agreement to be effective as of the Separation Time.

     (d)  Continuing Treatment. Notwithstanding the foregoing provisions of this
          Section 7, all treatments which have been precertified or are being provided as of the Separation Time shall be provided without interruption under the appropriate Welfare Plan until such treatment is concluded or discontinued pursuant to applicable plan rules and limitations, but New U S WEST, in the case of a Communications Employee or Terminated Communications Employee, or MediaOne, in the case of a Media Employee or Terminated Media Employee, shall be responsible for all expenses relating to, arising out of or resulting from such on-going treatments after the Separation Time.

     (e) Continuance of Elections. MediaOne and New U S WEST shall cause the Welfare Plans which they or their Subsidiaries maintain after the Separation Time to recognize and maintain all coverage and contribution elections made by Employees under the Welfare Plans maintained by the Existing U S WEST Group prior to the Separation Time and shall apply such elections under the Welfare Plans maintained by MediaOne and New U S WEST or their Subsidiaries, whichever is applicable, for the remainder of the period or periods for which such elections are by their terms applicable. Neither the transfer or other movement of employment from one member of the Existing U S WEST Group to another member on or before the Separation Time nor the transfer and assignment to the New U S WEST Group or the MediaOne Group in connection with the Reorganization, Contribution and Separation shall constitute or be treated as a "status change" under the Welfare Plans maintained by either Existing U S WEST, New U S WEST, MediaOne or their Subsidiaries.

     (f) Co-Payments and Meximum Benefits. MediaOne and New U S WEST shall cause the Welfare Plans which they or their Subsidiaries maintain after the Separation Time to recognize and give credit for:

                      (1) All amounts applied to deductibles, out-of-pocket maximums, and other applicable benefit coverage limits with respect to Employees covered by Welfare Plans maintained by the Existing U S WEST Group prior to the Separation Time for the remainder of the year in which the Separation Time occurs; and

                      (2) All benefits paid to Employees under the Welfare Plans maintained by the Existing U S WEST Group prior to the Separation Time for purposes of determining when such persons have reached their lifetime maximum benefits under the Welfare Plans maintained by MediaOne and New U S WEST or their Subsidiaries, whichever is applicable, after the Separation Time.

     (g) Pre-existing conditions. After the Separation Time, any group health plan maintained by MediaOne and New U S WEST or their Subsidiaries shall be prohibited from making exceptions from the coverage of individuals who were Employees or Terminated Employees prior to the Separation Time and their eligible spouses and dependents for pre-existing conditions except to the extent such exception is applicable under the plan in effect immediately prior to the Separation Time.

     (h)  COBRA.  Notwithstanding the foregoing provisions of this Section 7:

                      (1) New U S WEST or its Subsidiaries shall be responsible for providing coverage required under COBRA, including the administration of such coverage, to (A) all Employees and Terminated Employees (and their eligible spouses and dependents) whose entitlement to benefits under COBRA is attributable to a "qualifying event," as defined in COBRA, which occurred before the Separation Time under any group health plan other than a group health plan maintained by the Cable Companies and (B) all
                                Communications       Employees,       Terminated
                                Communications Employees and Terminated Inc. Employees if such individual's entitlement to benefits under COBRA is attributable to a "qualifying event" which occurs on or after the Separation Time.

                      (2) MediaOne or its Subsidiaries shall be responsible for providing coverage required under COBRA, including the administration of such coverage, to (A) all Employees and Terminated Employees (and their eligible spouses and dependents) whose entitlement to benefits under COBRA is attributable to a "qualifying event," as defined in COBRA, which occurred before the Separation Time under any group health plan maintained by the Cable Companies and (B) all Media Employees and Terminated Media Employees if such individual's entitlement to benefits under COBRA is attributable to a "qualifying event" which occurs on or after the Separation Time.

     (i)  Long-Term Disability. Notwithstanding the foregoing provisions of this
          Section 7, this subsection (i) applies to long-term disability benefits provided to Terminated Employees other than through the U S WEST Pension Plan ("LTD").

                      (1) New U S WEST shall be responsible for providing LTD, including the administration of such coverage, to Terminated Communications Employees, Terminated Inc. Employees and Terminated Media Employees who were employed immediately prior to commencing LTD by an employer other than one of the Cable Companies.

                      (2) MediaOne shall be responsible for providing LTD, including the administration of such coverage, to Terminated Media Employees who were employed immediately prior to commencing LTD by one of the Cable Companies.

          8.  VEBA's

               (a) As of the Separation Time, sponsorship of the U S WEST Benefit Assurance Trust ("BAT"), the U S WEST Management Benefit Assurance Trust ("MBAT") and U S WEST Life Insurance Welfare Trust ("Life Insurance Trust") shall be transferred from Existing U S WEST to New U S WEST. In addition, each of the BAT, MBAT and Life Insurance Trust are hereby amended (such amendments to be self-effectuating), effective as of the Separation Time, to provide that the "Company" (as well as the sponsor, settlor and all other similar terms) under such trusts shall be New U S WEST and that the trust shall be administered by New U S WEST.

               (b) Sponsorship of the U S WEST VEBA Trust shall be retained by MediaOne or, at its option, transferred to Multimedia.

               (c) Effective as of the Separation Time, MediaOne shall adopt one or more new voluntary employee benefit associations or modify the U S WEST VEBA Trust (the "Media VEBA") to assume, immediately after the Separation Time, all Liabilities under the MBAT and Life Insurance Trust to, or relating to, Media Employees or Terminated Media Employees (excluding persons described in clauses (2) or (3) of the definition of Terminated Media Employee); all such Liabilities shall cease to be Liabilities of the MBAT and Life Insurance Trust. The Media VEBA shall comply with Code Sections 419, 419A, 501(a) and 501(c)(9).

               (d) As soon as practicable after the Separation Time, New U S WEST shall cause a transfer of assets from the MBAT and Life Insurance Trust to the Media VEBA in the manner and at the times specified in paragraph (f) below. For purposes of this Section, the following definitions shall apply:

               (i) "Total Economic APBO" shall be the accumulated postretirement benefit obligation (as defined in SFAS No.
                    106) of the MBAT and Life Insurance Trust (excluding liabilities for supplemental and dependent life insurance), as calculated by the Actuaries, as of June 30, 1998 using actuarial methods and assumptions set forth in Schedule 2 hereto and any others mutually agreeable to the parties.

               (ii) "Actuaries"  refer  to the  actuaries  for the MBAT and Life
                    Insurance Trust at the Separation Time.

               (iii)"Media  Economic  APBO"  shall mean the portion of the Total
                    Economic APBO attributable to the Media Employees and Terminated Media Employees, as calculated by the Actuaries.

               (iv) "Media  Fraction"  shall mean (1) the Media  Economic  APBO, divided by (2) the Total Economic APBO.

               (v) "Media Asset Share" shall mean the product of: (1) the fair market value as of June 30, 1998 and (2) the Media Fraction. For this purpose, (i) the value of any publicly traded security and cash shall be determined based on the audited reports of the trustee of the applicable trust and (ii) the value of any other securities or property shall be determined by one or more third parties selected by MediaOne and New U S WEST, based on the most recent appraisal or valuation of the particular security or property adjusted, if necessary, as determined by the third party.

               (vi) "Supplemental and Dependent Life Assets" shall mean any
                     assets  which  are   segregated   for  the  purpose  of
                     providing supplemental and dependent life insurance.

          Notwithstanding the above, the Total Economic APBO, the Media Economic APBO and the Media Asset Share shall be determined separately for the MBAT and the Life Insurance Trust. In addition, in order to determine the Media Asset Share, the provisions of Section 5(c) shall apply.

                    (e) Within nine months after the Separation Time, MediaOne shall cause to be filed with the IRS a request for a determination that the Media VEBA is tax-exempt under
                         Section 501(c)(9) of the Code (unless the New VEBA is the existing U S WEST VEBA Trust and New U S WEST agrees no such filing is required). MediaOne agrees to make all reasonable amendments requested by the IRS to obtain such letter. New U S WEST and MediaOne agree to cooperate with each other to fulfill any filing and/or regulatory reporting obligations with respect to such transfers.

                    (f) New U S WEST shall cause the following asset transfers from the MBAT and Life Insurance Trust to the Media VEBA and MediaOne shall cause the Media VEBA to accept such asset transfers:

                    (1) On July 1, 1998, an amount equal to 98% of the Media Asset Share, as estimated by the Actuaries in writing (immediately prior to July 1, 1998) to MediaOne and New U S WEST. Such estimate shall be calculated by assuming the Media Fraction was calculated as of May 31, 1998 and by using the fair market value of the assets, as reported by the trustee of the applicable trust, on May 31, 1998.

                    (2) On July 1, 1998, an amount equal to the Supplemental and Dependent Life Assets multiplied by a fraction, the numerator of which is the amount of premiums paid by Media Employees and Terminated Media Employees for supplemental and dependent life insurance during the last full calendar year prior to the Separation Time and the denominator of which is the total premiums for such coverage paid by all Employees and Terminated Employees during that year.

                    (3) As soon as practicable after the value of the assets as of June 30, 1998 is determined and the Media Asset Share is determined by the Actuaries in writing to MediaOne and New U S WEST (but not later than 30 days after such writing is provided), the excess of the Media Asset Share over the sum of the interim transfer under (1) above and any benefit payments to Terminated Media Employees by the MBAT and Life Insurance Trust after June 30, 1998. (If such amount is a negative number, such amount shall be transferred from the Media VEBA to the MBAT and Life Insurance Trust.)

                    (4) In the event there is any litigation or claims that the amount transferred from the MBAT and Life Insurance Trusts to the Media VEBA should be larger or smaller, the amount transferred shall be adjusted in accordance with all of the provisions set forth in Section 5 of this EM Agreement relating to a Contingent Amount and claims over the amount of the transfer. In addition, the parties agree that, to the extent permitted by law, any costs of defending any such claims and any Liabilities arising out of such claims shall be borne by the MBAT, Life Insurance Trust and the Media VEBA. Any such Liability for a transfer or arising out of any claims that a transfer is payable which cannot be borne by the MBAT, Life Insurance Trust or the Media VEBA shall be borne by New U S WEST or MediaOne in accordance with the last paragraph of Section 5(g) of this EM Agreement.

                    To the extent any of the foregoing amounts is paid after July 1, 1998, such amount shall be increased or decreased by interest from July 1, 1998 to the date of payment (to the extent not paid or previously advanced) at a rate equal to the average monthly rate on the Mellon Trust Short Term Interest Fund (STIF), compounded monthly, in which the MBAT and Life Insurance Trust and the Media VEBA hold certain temporary cash funds from time to time (such rate to be provided by the trustee of the plan making the payment), during the period commencing on July 1, 1998 and ending with the date of payment; provided that no interest shall be paid with respect to the amounts in clause (4) above if the Final Determination already provides for an adjustment reflecting interest or plan earnings.

                    With respect  to all  of the  foregoing  transfers  and  any transfer required by subsection (g) below, the specific assets to be transferred shall be cash and other liquid assets, as agreed upon by New U S WEST and MediaOne in good faith so as to not treat the MBAT, Life Insurance Trust and Media VEBA unfairly in any material respect.

                    (g) As soon as practicable after July 1, 1998, MediaOne shall cause a transfer of assets from the U S WEST VEBA Trust to the MBAT in an amount equal to the balance in the U S WEST VEBA Trust immediately prior to July 1, 1998 (and before any transfers described in paragraph
                         (f) above) multiplied by a fraction, the numerator of which is the amount of contributions made to that trust for calendar year 1998 (up through June 30, 1998) on behalf of the New U S WEST Group and the denominator of which is the total amount of all contributions made to that trust for 1998 (up through June 30, 1998), increased by interest on the unpaid amount due from July 1, 1998 to the date of payment at the rate of (8%) per annum. In lieu of these transfers, the parties may agree to offset the amount to be transferred against the transfers required in subsection (f) above.

9.  INCENTIVE COMPENSATION

     (a) Stock Options. Options to purchase shares of Communications Stock ("Communications Options") and shares of Media Stock ("Media Options") which are unexercised as of the Separation Time and which were issued pursuant to the terms of the Amended U S WEST 1994 Stock Plan, the U S WEST Media Group 1996 Stock Option Plan, the U S WEST Media Group 1997 Stock Option Plan and the U S WEST Communications Group 1997 Stock Option Plan (collectively the "Option Plans") shall be treated as follows:

                      (1)       New  U  S  WEST  shall   assume  the  U  S  WEST
                                Communications Group 1997 Stock Option Plan and all obligations under such plan.

                      (2) MediaOne shall retain the U S WEST Media Group 1996 Stock Option Plan and the U S WEST Media Group 1997 Stock Option Plan and all obligations under such plans.

                      (3) MediaOne shall retain the Amended U S WEST 1994 Stock Plan and all obligations with respect to Media Options under such plan.

                      (4) New U S West shall establish a new stock plan to be effective as of the Separation Time and shall assume, under such plan, all obligations with respect to Communications Options issued under the Amended U S WEST 1994 Stock Plan.

                      (5) Unexercised options issued under any of the Option Plans shall continue in effect for their original term subject to paragraph (6) below and the following adjustments to reflect the transactions contemplated by the Separation Agreement.

                       (i) No Media Dividend shall be distributed with respect to any Media Options. However, in accordance with the following sentence, the number of Media Options held by any person shall be converted into a higher number of options to purchase shares of MediaOne Common Stock and the exercise price of each such option shall be decreased. The number of options shall be increased and the exercise price of each share under each option shall be decreased to reflect the Media Dividend in a manner consistent with Accounting Rule EITF 90-9 in order to preserve the economic value of the options.

                       (ii) The Communications Options shall be converted to options to purchase shares of New U S WEST Common Stock on a one for one basis; the exercise price shall not change.

                      (6) Vested options under any of the Option Plans shall be exercised on and after the Separation Time by an Employee by contacting the stock plan administrator for his or her employer or former employer. New U S WEST and MediaOne each agrees to act as agent (the "crossover agent") for the other (the "other company") in the case of an exercise of an option by an Employee of the crossover agent under an Option Plan of the other company. In addition, New U S WEST agrees to act as crossover agent in the case of an exercise of an option by a Terminated Communications Employee or Terminated Inc. Employee under an Option Plan of MediaOne; MediaOne agrees to act as crossover agent in the case to an exercise of an option by a Terminated Media Employee under an Option Plan of New U S WEST. The crossover agent for the other company shall, by itself and/or through its own third-party arrangements (i) effect an option exercise of the applicable shares; (ii) report such exercise to the other company on a timely basis, not to exceed 30 days after the exercise;
                                (iii) collect from the Employee, and remit and/or report to the Employee and/or the appropriate tax authorities, as applicable, all taxes incurred by the crossover agent (as the employing company) resulting from the exercise of an option under the other company's Option Plan, and all taxes required to be withheld from the Employee's proceeds as a result of the exercise of an option under the other company's Option Plan; (iv) deliver the stock to the Employee or pay the Employee the excess of the sales proceeds of the applicable shares over the sum of the exercise price and all taxes required to be withheld from the Employee's proceeds as a result of the exercise; and (v) pay the other company an amount equal to the exercise price of such option on a timely basis, not to exceed 30 days after the exercise. In addition, the other company agrees to honor the separation policies of the crossover agent (or its subsidiaries) in effect at the Separation Time for purposes of determining if a separated Employee is eligible to exercise an option under the other company's Option Plan. Written approval of the other company shall be required before any changes adopted after the Separation Time in the crossover agent's separation policies may apply with respect to the crossover agent's Employees' exercise of options under the other company's Option Plan.

     (b) Restricted Stock. Communications Stock and Media Stock issued to Employees or Terminated Employees under the Amended U S WEST 1994 Stock Plan which has not become vested under the terms of that plan as of the Separation Time ("Restricted Communications Stock" and "Restricted Media Stock" respectively) shall be treated as follows:

                      (1) Immediately prior to the Separation Time, Media Employees and Terminated Media Employees shall surrender any Restricted Communications Stock they hold and receive Restricted Media Stock in exchange. The number of shares of Restricted Media Stock received by each such individual shall equal the number of shares of Restricted Communications Stock surrendered by such individual multiplied by 1.0645 and further multiplied by the ratio of the Average Value of the Communications Stock to the Average Value of the Media Stock.

                      (2)       Immediately   prior  to  the  Separation   Time,
                                Communications       Employees,       Terminated
                                Communications Employees and Terminated Inc. Employees shall surrender any Restricted Media Stock they hold as of the Separation Time and receive Restricted Communications Stock in exchange. The number of shares of Restricted Communications Stock received by each such individual shall equal that number of shares of Restricted Media Stock surrendered by such individual multiplied by 1.0645 and further multiplied by the ratio of the Average Value of the Media Stock to the Average Value of the Communications Stock.

                      (3)       Following the  adjustments in paragraphs (1) and
                                (2) above, MediaOne shall retain the Amended U S WEST 1994 Stock Plan and all obligations under such plan with respect to Media Restricted Stock and shall amend such plan to provide for restricted stock ("Restricted MediaOne Common Stock") after the Separation Time. In order to reflect the transactions contemplated by the Separation Agreement, the Restricted Media Stock shall be subject to the following adjustments. Following the adjustments in paragraphs (1) and
                                (2) above, (i) the Restricted Media Stock shall be converted to Restricted MediaOne Common Stock on a one for one basis and (ii) each share of Restricted Media Stock, including shares described in paragraph (1) above but not those described in paragraph (2) above, shall receive the Media Dividend, provided that such Media Dividend shall be free of all restrictions under the plan.

                      (4)       Following the  adjustments in paragraphs (1) and
                                (2) above, New U S WEST shall assume, under the new stock plan adopted pursuant to subsection
                                (a)(4) above, all obligations under the Amended U S WEST 1994 Stock Plan with respect to Restricted Communications Stock and shall amend such plan to provide for restricted stock ("Restricted New U S WEST Common Stock") after the Separation Time. In order to reflect the transactions contemplated by the Separation Agreement, following the adjustments in paragraphs (1) and (2) above, the Restricted Communications Stock shall be converted to Restricted New U S WEST Common Stock on a one for one basis.

                      (5) Except for the Media Dividend set forth in paragraph (3) above, each share of Restricted
                                New  U  S  WEST  Common  Stock  and   Restricted
                                MediaOne Common Stock outstanding after the application of the foregoing paragraphs of this subsection (b) ("Post-Separation Restricted Stock") shall vest in accordance with the
                                vesting  period   applicable  to  the  grant  of
                                restricted stock to which each share of Post-Separation Restricted Stock is attributable.

     (c) LTIP. The U S WEST Communications Long-Term Incentive Plan ("LTIP") shall be terminated as of the Separation Time and a new long-term incentive plan (the "Communications LTIP") shall be established by New U S WEST. Awards under the LTIP to Communications Employees shall be assumed by the Communications LTIP and shall continue under their original terms subject to adjustment to reflect the transactions contemplated by the Separation Agreement; MediaOne shall cease to have any Liability with respect to such awards. The measurement period for awards under the LTIP to Media Employees shall terminate as of the Separation Time and the awards shall be calculated and paid out in Restricted MediaOne Group Common Stock as of that time.

     (d) ESTIP. The U S WEST, Inc. Executive Short Term Incentive Plan ("ESTIP") shall be retained by MediaOne and a new executive incentive plan (the "Communications ESTIP") shall be established by New U S WEST. Awards under the ESTIP to Communications Employees shall be assumed by the Communications ESTIP and shall continue under their original terms subject to adjustment to reflect the transactions contemplated by the Separation Agreement; MediaOne shall cease to have any Liability with respect to such awards.

     (e) Phantom Stock. The units issued under the Amended U S WEST 1994 Stock Plan or any Top-hat Plan (as defined in Section 10(a)(1)) of Existing U S WEST which are valued in accordance with Communications Stock ("Phantom Communications Stock") and the units issued under the Amended U S WEST 1994 Stock Plan or any Top-hat Plan of Existing U S WEST which are valued in accordance with Media Stock ("Phantom Media Stock") shall be treated as follows:

     (1) The Phantom Communications Stock of a Media Employee, a Media Director (as defined in Section 10(g) below), or in the case of a Top-hat Plan, a Terminated Media Employee prior to the Separation Time shall be converted into Phantom Media Stock immediately prior to the Separation Time. The number of units of Phantom Media Stock received by each such individual shall equal the number of units of Phantom Communications Stock surrendered by such individual multiplied by the ratio of the Average Value of the Communications Stock to the Average Value of the Media Stock.

     (2) The Phantom Media Stock of a Communications Employee, Communications Director (as defined in Section 10(g) below) or in the case of a Top-hat Plan, a Terminated Communications Employee or Terminated Inc. Employee prior to the Separation Time shall be converted into Phantom Communications Stock immediately prior to the Separation Time. The number of units of Phantom Communications Stock received by each such individual shall equal the number of units of Phantom Media Stock surrendered by such individual multiplied by the ratio of the Average Value of the Media Stock to the Average Value of the Communications Stock.

     (3) Following the adjustments in paragraphs (1) and (2) above, MediaOne shall retain the Amended U S WEST 1994 Stock Plan and all obligations under such plan with respect to Phantom Media Stock. MediaOne shall also establish new Top-hat Plans as set forth in Section 10(a)(2). MediaOne shall amend such plans to provide for units which are valued in accordance with MediaOne Common Stock ("Phantom MediaOne Common Stock") after the Separation Time. In order to reflect the transactions contemplated by the Separation Agreement, following the adjustments in paragraphs (1) and (2) above, the Phantom Media Stock, including units described in paragraph (1) above but not those described in paragraph (2) above, shall be converted to Phantom MediaOne Common Stock on the following basis. The number of units of Phantom MediaOne Common Stock credited shall equal the number of units of Phantom Media Stock surrendered by such individual multiplied by the ratio of the Average Value of the Media Stock to the excess of the Average Value of the Media Stock over the product of the Dividend Number multiplied by the Average Value of the Communications Stock.

     (4) Following the adjustments in paragraphs (1) and (2) above, New U S WEST shall assume, under the new stock plan adopted pursuant to subsection (a)(4) above, all obligations under the Amended U S WEST 1994 Stock Plan with respect to Phantom Communications Stock. New U S WEST shall also retain certain Top-hat Plans as set forth in Section 10(a)(1). New U S WEST shall amend such plans to provide for units which are valued in accordance with New U S WEST Common Stock ("Phantom New U S WEST Common Stock") after the Separation Time. In order to reflect the transactions contemplated by the Separation Agreement, following the adjustments in paragraphs (1) and (2) above, the Phantom Communications Stock shall be converted to Phantom New U S WEST Common Stock on a one for one basis.

     (5) MediaOne and New U S WEST shall cause all plans referred to in this subsection (e) to be amended, as appropriate, to effect the changes described herein as of the Separation Time.

10.  OTHER BENEFITS

      (a)  Top-hat plans.  As of the Separation Time:

          (1) New U S WEST or a Subsidiary shall assume all plans maintained by the Existing U S WEST Group prior to the Separation Time which are intended to be described in Section 201(2) of ERISA ("Top-hat Plans") and all Liabilities and obligations with respect to Communications Employees, Terminated Communications Employees and Terminated Inc. Employees under such plans. Such Top-hat Plans shall include, without limitation, the U S WEST Nonqualified Pension Plan and the U S WEST Deferred Compensation Plan. All such plans shall be Communications Employee Benefit Plans. The MediaOne Group shall have no Liabilities with respect to such plans.

          (2) MediaOne or a Subsidiary shall establish new Top-hat Plans corresponding to the Top-hat Plans maintained by the Existing U S WEST Group before the Separation Time and shall assume, under such plans, all Liabilities and obligations with respect to Media Employees and Terminated Media Employees under the Top-hat Plans maintained by the Existing U S WEST Group prior to the Separation Time. All such plans shall be Media Employee Benefit Plans. All such Liabilities and obligations shall cease to be Liabilities or obligations of the Top-hat Plans assumed by New U S WEST pursuant to the preceding paragraph (1).

          (3) Subject to paragraph (4) below, any trusts maintained by Existing U S WEST or its Subsidiaries for the purpose of providing benefits under a Top-hat Plan (the "Existing U S WEST Rabbi Trusts") shall be transferred to and assumed by New U S WEST.

          (4) MediaOne or a Subsidiary shall establish prior to the Separation Time one or more trusts (the "MediaOne Rabbi Trusts") for the purpose of providing benefits under its Top-hat Plans which correspond to the Existing U S WEST Rabbi Trusts. As of the Separation Time, Existing U S West shall cause the trustee or trustees of the Existing U S WEST Rabbi Trusts to transfer to the trustee or trustees of the MediaOne Rabbi Trusts any amounts held in the Existing U S WEST Rabbi Trusts attributable to the benefits of Terminated Media Employees.

          (5) See Section 9(e) for additional rules that apply to Phantom Communications Stock and Phantom Media Stock under the Top-hat Plans.

     (b) Employment contracts. Except for the severance agreements with members of the Executive Group, all individual employment contracts, including but not limited to severance agreements, retention agreements, change-of-control agreements and letter agreements, entered into by a member of the Existing U S WEST Group and a single Communications Employee or a Terminated Communications Employee shall be retained by, or assigned to and assumed by, as applicable, the New U S WEST Group, provided they do not expire by their own terms as of the Separation Time. The MediaOne Group shall have no Liabilities with respect to such agreements. Any such employment contracts, other than agreements described in paragraph (d) below, entered into by any member of the Existing U S WEST Group and a single Media Employee or a Terminated Media Employee shall be retained by, or assigned to and assumed by, as applicable, the MediaOne Group, provided they do not expire by their own terms as of the Separation Time. The New U S WEST Group shall have no Liabilities with respect to such agreements. Any Liability under such employment contracts, other than the severance agreements with members of the Executive Group, entered into by any member of the Existing U S WEST Group and a single Terminated Inc. Employee shall be borne in accordance with Section 2(c) and (f) of this EM Agreement.

     (c) Split-dollar contracts. All split-dollar insurance contracts entered into by the Existing U S WEST Group for the benefit of a Communications Employee or a Terminated Communications Employee shall be retained by, or assigned to and assumed by, as applicable, New U S WEST; the MediaOne Group shall have no interest in, or Liabilities with respect to, such contracts. Any such split-dollar insurance contracts entered into by the Existing U S WEST Group for the benefit of a Media Employee or a Terminated Media Employee shall be retained by, or assigned to and assumed by, as applicable, MediaOne; the New U S WEST Group shall have no interest in, or Liabilities with respect to, such contracts. In order to assign and assume any such split dollar life policies, the parties agree to accept any collateral assignments, policy endorsements or such other documentation executed by or on behalf of the applicable employees or terminated employees, or any trustee of any trust to which such policy rights or incidents of ownership under the policies have been assigned, as well as entering into any such agreements as may be necessary to fulfill obligations to any insurance company or insurance agent or broker under the policies to be assigned.

     (d) Ex-Pat Employees. This sub-section applies to Employees ("Ex-Pat Employees") currently employed by International who have entered into agreements with Existing U S WEST or a Subsidiary which give such Employees re-employment rights with Existing U S WEST or a domestic Subsidiary thereof. If an Ex-Pat Employee notifies Existing U S WEST in writing prior to May 1, 1998 that he wishes to exercise his right to return to domestic employment prior to the Separation Time, the Communications Business will either: (1) re-employ the Ex-Pat Employee in accordance with his re-employment right; or (2) enter into a new agreement with the Ex-Pat Employee terminating his re-employment right. Any costs associated with re-employing the Ex-Pat Employee or terminating his re-employment right in accordance with the prior sentence shall be borne by the Communications Business. If an Ex-Pat Employee does not notify Existing U S WEST in writing prior to May 1, 1998 that he wishes to exercise his right to return to domestic employment prior to the Separation Time, all obligations under the agreement which provides the re-employment right shall be assumed by MediaOne. Any costs associated with assuming the re-employment right of the Ex-Pat Employee in accordance with the prior sentence shall be borne by New U S WEST and/or MediaOne as determined by the parties through good faith negotiations to be completed prior to the Separation Time.

     (e) Vail Trust. The Theodore N. Vail Memorial Fund shall be transferred to and assumed by New U S WEST as of the Separation Time.

     (f) Leaves of Absence. Each member of the MediaOne Group and the New U S WEST Group shall honor all terms and conditions of leaves of absence that have been granted to any Employee before the Separation Time, including such leaves that are commenced after the Separation Time, to the extent that such Employees are assigned to that entity. Each such entity shall be solely responsible for administering such leaves of absence and compliance with all applicable laws relating to leaves of absence, including the Family Medical Leave Act. Unless members of the New U S WEST Group or MediaOne Group adopt other policies prior to the Separation Time, each shall be considered to have adopted leave of absence programs, effective as of the Separation Time, which are substantially identical in all material respects to the leave of absence programs in effect at the respective entities at the Separation Time.

     (g)  Non-Employee Director Plans.

          (1) As of the Separation Time, New U S WEST shall assume the Non-Employee Director Plans and all Liabilities and obligations under such plans with respect to individuals who will be directors of New U S WEST immediately after the Separation Time and Retired Non-Employee Directors (collectively referred to as "Communications Directors"). The MediaOne Group shall have no Liabilities with respect to such agreements.

          (2) As of the Separation Time, MediaOne shall establish new plans for its non-employee directors ("Media Non-Employee Director Plans") corresponding to the Non-Employee Director Plans maintained by U S WEST before the Separation Time and shall assume, under such plans, all Liabilities and obligations under the Non-Employee Director Plans with respect to individuals who will be directors of MediaOne ("Media Directors") immediately after the Separation Time. All such Liabilities and obligations shall cease to be Liabilities or obligations of the Non-Employee Director Plans assumed by New U S WEST pursuant to paragraph (1) above. The New U S WEST Group shall have no Liabilities with respect to such agreements. (3) MediaOne and New U S WEST shall cause all plans referred to in this sub-section (g) to be amended, as appropriate, to effect the changes described herein as of the Separation Time.

     (h) Non-Employee State Executive Board Plan. As of the Separation Time, New U S WEST shall assume the U S WEST Communications, Inc. Non-Employee State Executive Board Deferred Compensation Plan (and any predecessor plan) and be solely responsible for all Liabilities thereunder. New U S WEST shall cause such plan to be amended, as appropriate, to effect the changes described herein as of the Separation Time.

11.         PORTABILITY

  Existing U S WEST and, if necessary  after the Separation  Time,  MediaOne and
           New U S WEST shall use reasonable best efforts to seek an amendment of the Mandatory Portability Agreement established as of January 1, 1985, as referenced in the U S WEST Pension Plan (the "MPA"), to allow New U S WEST to become a "Tier II Signatory Company" under the MPA with the same rights and obligations as have been granted to AirTouch Communications, Inc. as a Tier II Signatory Company. MediaOne and New U S WEST may mutually agree to additional situations where service credit would be granted for employees transferring between one another (or their Subsidiaries) with associated trust asset transfers after the Separation Time.

12.         FURTHER AGREEMENTS

(a) From and after the Separation Time, MediaOne shall, and shall cause its Subsidiaries and successors to, provide credit under all Media Employee
     Arrangements and Media Employee Benefit Plans to Media Employees and Terminated Media Employees for service with the Existing U S WEST Group prior to the Separation Time for purposes of eligibility to participate, vesting and eligibility to retire, and for purposes of calculating any severance benefits, to the same extent such credit was provided under Employee Arrangements and Employee Benefit Plans prior to the Separation Time.

(b) From and after the Separation Time, New U S WEST shall, and shall cause its Subsidiaries and successors to, provide credit under all Communications Employee Arrangements and Communications Employee Benefit Plans to Communications Employees, Terminated Communications Employees and Terminated Inc. Employees for service with the Existing U S WEST Group prior to the Separation Time for purposes of eligibility to participate, vesting and eligibility to retire, and for purposes of calculating any severance benefits, to the same extent such credit was provided under Employee Arrangements and Employee Benefit Plans prior to the Separation Time.

(c) MediaOne and New U S WEST shall promptly reimburse each other for all valid liability and expenses addressed in this EM Agreement which are paid by the other and that constitutes a liability of MediaOne or New U S WEST, as the case may be, upon presentation of an invoice thereon. In the event that payment in full is not received within 45 days from the date of the invoice, interest shall accrue at the rate of 7% per annum from the date of the invoice.

13.         COOPERATION

(a) MediaOne, New U S WEST and their Subsidiaries shall cooperate with each other in carrying out, implementing and defending the terms of this EM Agreement, including cooperating with each other with respect to any claims or litigation challenging the terms of the EM Agreement.

(b) Each party shall exchange such information with the other party and their respective agents and vendors (without obtaining releases), as may be reasonably requested by the other party, with respect thereto. MediaOne and New U S WEST and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this EM Agreement in the custody of the other party, to the extent reasonably requested by the other party. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor or a union) and such consent is withheld, MediaOne and New U S WEST shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, MediaOne and New U S WEST shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable best efforts" as used herein shall not be construed to require the incurrence of any non-routine or unreasonable expense or liability or the waiver of any right of MediaOne and New U S WEST (and their respective Subsidiaries).

(c) MediaOne and New U S WEST agree to good faith mutual cooperation in any investigation, inquiry or litigation which jointly involves them or in which either party makes a reasonable request for such cooperation. Each party will make its Employees available on a reasonable basis to give testimony and assistance in connection with any lawsuit, dispute, investigation or proceeding involving the other party and arising out of activities for which the Employee had responsibility prior to the Separation Time. The party requesting such availability (the "Requesting Party") shall reimburse the Employee for all reasonable out-of-pocket travel and other expenses incurred in so cooperating, including without limitation airplane fare, hotel accommodations, meal charges and other similar expenses, as well as reasonable fees and disbursements for independent counsel for the Employee, if the matter requires that the Employee have independent representation. Such expenses will be reimbursed promptly after Employee's submission to the Requesting Party of statements and such reasonable detail as the Requesting Party may require. Any request for cooperation, and the degree of cooperation provided, pursuant to this paragraph will take into account (1) the significance of the matters at issue in the lawsuit, dispute, investigation or proceeding, and (ii) the Employee's other personal and business commitments. In any case in which either MediaOne or New U S WEST becomes aware that one of its Employees is called (except by the other party) as a witness to testify in any discovery or court proceeding relating to the other party, the party employing such individual will notify the other party immediately in order to give the other party a reasonable opportunity to appear and/or assert any privilege to which it may be entitled.

14.  NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES

(a) No provision of this EM Agreement or the Separation Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Employee or Terminated Employee or other future, present or former employee of MediaOne, New U S WEST, or their respective Subsidiaries under any Employee Benefit Plan or Employee Arrangement maintained by any of such entities or otherwise.

(b) Without limiting the generality of the foregoing provisions of subsection 14(a) above, except for the severance agreements applicable to the Executive Group, neither (1) the transactions described in the Separation Agreement including without limitation the Reorganization, Contribution and Separation, (2) the termination of the Participating Company status of New U S WEST or a New U S WEST Subsidiary, (3) the transfer of sponsorship of any Employee Benefit Plans or Employee Arrangements to New U S WEST, (4) the transfer of an Employee from one member of the Existing U S WEST Group to another member in connection with or in anticipation of the Reorganization, Contribution or Separation at any time on or before the Separation Time nor (5) the assignment and transfer of an Employee to the New U S WEST Group or MediaOne Group, shall cause any Employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any Employee Benefit Plan or Employee Arrangement maintained by MediaOne, New U S WEST, or their respective Subsidiaries; nor shall any of the events set forth in clauses (1) through
     (5) of this subsection 14(b) be treated as, or result in, a change in control under any such Employee Benefit Plan or Employee Arrangement.

(c)  To  the  extent  applicable,   each  Employee  Benefit  Plan  and  Employee
     Arrangement is hereby amended (without the need for further action) to incorporate the provisions stated in subsection 14(b).

(d) Except as expressly provided in this Agreement, nothing in this Agreement shall preclude New U S WEST or MediaOne or their respective Subsidiaries, at any time after the Separation Time, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Employee Benefit Plan or Employee Arrangement maintained by such party, any benefit under any such plan or arrangement, or any trust, insurance policy or funding vehicle related to any such plan or arrangement.

(e) No provision in this EM Agreement or in the Separation Agreement shall confer upon any person other than the signatories hereto any rights or remedies with respect to the employment, compensation, benefits, or other terms and conditions of employment of any persons.

15.  MISCELLANEOUS

(a) Payment of 1998 Administrative Costs and Expenses. Each member of the Existing U S WEST Group shall be responsible for their allocable share of the budgeted costs for benefits in 1998 until the Separation Time, as well as their allocable share of unanticipated expenses incurred prior to the Separation Time. In addition, MediaOne shall pay New U S WEST for all expenses and costs relating to benefits incurred after the Separation Time to the extent that the additional expenses are (i) reasonable and necessary and (ii) incurred as a result of, and for the purpose of, the normal administration of the Media Employee Benefit Plans or Employee Arrangements after the Separation Time. If any expenses are incurred at the request of MediaOne, they shall be the sole responsibility of MediaOne.

(b) Audit Rights.

     (1) Information Provided. Each of MediaOne and New U S WEST, and their duly authorized representatives, shall have the right to conduct audits with respect to all information provided to it by the other party. The party conducting the audit (the "Auditing Party") shall have the sole discretion to determine the procedures and guidelines for conducting audits and the selection of audit representatives under this paragraph (1); provided, that no audits shall be permitted with respect to the allocation or transfer of plan assets and liabilities. The Auditing Party shall have the right to make copies of any records at its expense, subject to the confidentiality provisions set forth in the Separation Agreement, which are incorporated by reference herein. The party being audited shall provide the Auditing Party's representatives with reasonable access during normal business hours to its operations, computer systems and paper and electronic files, and provide workspace to its representatives. After any audit is completed, the party being audited shall have the right to review a draft of the audit findings and to comment on those findings in writing within five business days after receiving such draft.

          The Auditing Party's audit rights under this paragraph (1) shall include the right to audit, or participate in an audit facilitated by the party being audited, of any Subsidiaries and Affiliates of the party being audited and of any benefit providers and third parties with whom the party being audited has a relationship, or agents of such party, to the extent any such persons are affected by or addressed in this Agreement (collectively, the "Non-parties"). The party being audited shall, upon written request from the Auditing Party, provide an individual (at the Auditing Party's expense) to supervise any audit of a Non-party. The Auditing Party shall be responsible for supplying, at the Auditing Party's expense, additional personnel sufficient to complete the audit in a reasonably timely manner. The responsibility of the party being audited shall be limited to providing, at the Auditing Party's expense, a single individual at each audited site for purposes of facilitating the audit.

     (2) Vendor Contracts. After the Separation Time, MediaOne and New U S WEST and their duly authorized representatives shall have the right to conduct joint audits with respect to any Provider Contracts that relate to both the MediaOne Welfare Plans and the New U S WEST Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, cancelled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. MediaOne and New U S WEST shall agree on the performance standards, audit methodology, auditing policy and quality measures and reporting requirements relating to the audits described in this paragraph (2) and the manner in which costs incurred in connection with such audits will be shared.

          (c) Beneficiary Designations. All beneficiary designations made under the Employee Benefit Plans or Employee Arrangements prior to the Separation Time shall be transferred to and be in full force and effect under the corresponding new Communications or Media Employee Benefit Plans or Employee Arrangements until such beneficiary designations are replaced or revoked by the individual who made the beneficiary designation.

          (d) Effect If Separation Does Not Occur. If the Separation does not occur, then all actions and events that are, under this EM Agreement, to be taken or occur effective as of the Separation Time, immediately after the Separation Time, or otherwise contingent upon or in connection with the Separation, shall not be taken or occur. In addition, to the extent actions are taken or events occur prior to the Separation Time in connection with the Reorganization or Contribution or in anticipation of the Separation, then such events or actions shall be reversed or deemed null and void.

          (e)  Provisions of Separation Agreement.  The provisions of Articles X
               - XII of the Separation Agreement shall, to the extent applicable and not inconsistent with this EM Agreement, shall also apply to this EM Agreement.

          (f) U S WEST Benefits Handbook. Notwithstanding any provision of the Separation Agreement regarding the use of the U S WEST name or otherwise, MediaOne may use and refer to the booklet entitled "Your U S WEST Benefits Handbook" (as in effect at the Separation
               Time) for the purposes of explaining benefits to its employees.

      IN WITNESS WHEREOF, each of the parties has caused this EM Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first written in the Separation Agreement.

                                    U S WEST, Inc.

                                        /s/ Charles M. Lillis
                                    By:_____________________________________
                                      Name:   Charles M. Lillis
                                      Title:  Executive Vice President


                                    USW-C, Inc.

                                        /s/ Solomon D. Trujillo
                                    By:_____________________________________
                                      Name:   Solomon D. Trujillo
                                      Title:  President and Chief Executive
                                                 Officer

                                    U S WEST, Inc., plan sponsor of the:
                                    Media Pension Plan
                                    Media Savings Plan
                                    Media VEBA
                                    Other Media Employee Benefit Plans

                                          /s/ Charles M. Lillis
                                    By:_____________________________________
                                      Name:   Charles M. Lillis
                                      Title:  Executive Vice President


                                    USW-C, Inc., plan sponsor of the:
                                    U S WEST Pension Plan
                                    U S WEST Savings Plan
                                    MBAT and Life Insurance Trust
                                    Other Communications Employee Benefit Plans

                                         /s/ Solomon D. Trujillo
                                    By:_____________________________________
                                      Name:    Solomon D. Trujillo
                                      Title:   President and Chief Executive
                                                  Officer

                                   SCHEDULE 1


U S WEST, Inc. Pension Spin-Off Assumptions

-------------------------------------------------------------------------------

Economic
Investment return and discount rate         8.0%
GATT lump sum rate                          6.5%
Salary increase                                      Current U S WEST tables

Demographic
Mortality                                            UP 94
Retirement                                  Current U S WEST tables
Turnover               U S WEST             Current U S WEST tables
             MediaOne               Two times current U S WEST management tables
             MediaOne Group                 Current U S WEST management table
Lump sum take rate                          DVP: 95%
                                            SPE: 70%

Assets
Method                              Fair market value

Liabilities
Method FAS 87 projected unit credit attribution based on lump sum accrual pattern

-------------------------------------------------------------------------------

                                   SCHEDULE 2


U S WEST, Inc. Retiree Health and Life Spin-Off Assumptions

-------------------------------------------------------------------------------

Economic
Investment return and discount rate         8.0%
Salary increase                                      Current U S WEST tables

Demographic
Mortality                                            UP 94
Retirement                                  Current U S WEST tables
Turnover               U S WEST             Current U S WEST tables
             MediaOne Group                 Current U S WEST management table
             MediaOne               Two times current U S WEST management table

Assets
Method                        FAS 106 projected unit credit attribution.
                       Life benefits limited to $50,000 and exclude dependen
                                    amd supplemental benefits

-------------------------------------------------------------------------------

                                         Annual Medical Trend                 Annual Dental Trend

Health care trend rates:          1998 to 2,000                8.0%  1997 to 1998                 6.0%
                                                                     1998 to 1999                 5.8
                                                                     1999 to 2000                 5.7
                                                                     2000 to 2001                 5.5
                                  2001 to 2005                 7.0   2001 to 2002                 5.3
                                                                     2002 to 2003                 5.2
                                  2006 to 2010                 6.0   2003 and beyond              5.0
                                  2011 and beyond              5.5
-------------------------------------------------------------------------------

                                                                           HMOs       HMOs        Dental

1997 per capita costs                       55                             $2,701     $3,423       $251
                                            60                              3,265      4,138        251
                                            65                                600      1,709        251
                                            70                                600      1,741        251

Percentage electing HMOs                    1997 and 1998                             50%
                                            1999 and 2000                             60
                                            2001 and 2002                             70
                                            2003 and 2004                             80
                                            2005 and 2006                             90
                                            2007 and later                           100
